Exhibit 10.31

AMENDMENT NO. 1 TO FIVE-YEAR CREDIT AGREEMENT

AMENDMENT dated as of May 18, 2012 to the Five-Year Credit Agreement dated as of April 16, 2012 (the “Credit Agreement”) among GENERAL MILLS, INC. (the “Company”), the several financial institutions from time to time party thereto (collectively, the “Banks”; individually, a “Bank”) and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Agent”).

The parties hereto agree as follows:

SECTION 1 . Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

SECTION 2 . Amendment. Section 7.04 of the Credit Agreement is amended to read as follows:

Section 7.04. Transactions with Affiliates. The Company shall not, and shall not suffer or permit any of its Subsidiaries to, enter into any transaction with any Affiliate of the Company or of any such Subsidiary (other than the Company or a Subsidiary) except (a) as expressly permitted by this Agreement, (b) in connection with the repurchase by the Company of common stock of the Company, or (c) in the Ordinary Course of Business and pursuant to the reasonable conduct of the business of the Company or such Subsidiary.

SECTION 3 . Representations of Company. The Company represents and warrants that (i) the representations and warranties of the Company set forth in Article 4 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Default or Event of Default will have occurred and be continuing on such date.

SECTION 4 . Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 5 . Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed signature page hereto by facsimile or electronic transmission (e.g., “pdf” or “tif”) shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 6 . Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) the Agent shall have received from each of the Company and Bank comprising the Majority Banks a counterpart hereof signed by such party.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

GENERAL MILLS, INC.

By:	/s/ Mike Zechmeister
Name: Mike Zechmeister
Title: Vice President, Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Bank

By:	/s/ Tony Yung
Name: Tony Yung
Title: Executive Director

AgFirst Farm Credit Bank

By:	/s/ Bruce B. Fortner
Name: Bruce B. Fortner
Title: Vice President

Bank of China, New York Branch

By:	/s/ Haifeng Xu
Name: Haifeng Xu
Title: Assistant General Manager

BARCLAYS BANK PLC

By:	/s/ Ronnie Glenn
Name: Ronnie Glenn
Title: Vice President

COBANK, ACB

By:	/s/ Michael Tousignant
Name: Michael Tousignant
Title: Vice President

CREDIT SUISSE AG, Cayman Islands Branch

By:	/s/ Karl Studer
Name: Karl Studer
Title: Director

By:	/s/ Stephan Brechtbuehl
Name: Stephan Brechtbuehl
Title: Assistant Vice President

Deutsche Bank AG New York Branch

By:	/s/ Heidi Sandquist
Name: Heidi Sandquist
Title: Director

By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Vice President

GOLDMAN SACHS BANK USA

By:	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

Morgan Stanley Bank, N.A.

By:	/s/ Christopher Winthrop
Name: Christopher Winthrop
Title: Authorized Signatory

SOCIETE GENERALE

By:	/s/ Yao Wang
Name: Yao Wang
Title: Director

Standard Chartered Bank

By:	/s/ James P. Hughes
Name: James P. Hughes
Title: Director

By:	/s/ Robert K. Reddington
Name: Robert K. Reddington
Title: Credit Documentation Manager Credit Documentation Unit, WB Legal-Americas

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ David Kee
Name: David Kee
Title: Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ Christine Howatt
Name: Christine Howatt
Title: Authorized Signatory

U.S. BANK NATIONAL ASSOCIATION as a Bank

By:	/s/ Ludmila Yakovlev
Name: Ludmila Yakovlev
Title: AVP